                                                     [STAMP]

                                                     F980605000725
[STAMP]                                              ICC
                                                     NEW YORK
                                                     DEPARTMENT OF STATE
                                                     FILED JUN 05 1998
                                                     TAX $ NONE
                                                     BY: JAH
                                                     NASSAU


                      Restated Certificate of Incorporation
                                       of
                          LONG ISLAND LIGHTING COMPANY

           pursuant to Section 802 of the NYS Business Corporation Law

                              Filed By: WINTHROP, STIMSON, PUTNAM & ROBERTS
                                        One Battery Park Plaza
                                        New York, NY n 10004-1490


----------                                                     [STAMP]
                                                               Filed
                                                               June 5, 4:09PM 98



----------



                                INTERCOUNTY - 18

                                 New York State
                               DEPARTMENT OF STATE
                      CORPORATE AND STATE RECORDS DIVISION


--------------------------------------------------------------------------------
                     CORPORATION-CERTIFICATE OF ASSURED NAME
             (Pursuant to Section [ILLEGIBLE] General Business Law)
--------------------------------------------------------------------------------


1.   Corporation name LONG ISLAND LIGHTING COMPANY

2.   Law corporation formed under: [x] [ILLEGIBLE]  [ ] Not-for-Profit
                                          [ ] Education    [ ] Business

     [ ] Other (specify)
                        -------------------------------------------------------

3.   Assumed name   LIPA

4.   Principle place          333 Earie Ovington Boulevard, Suite 403
     of business in           No. and Street
     New York State*          Uniondale,    New York      11553       Nassau
                              City         State         Zip Code    County

     * [ ] If [ILLEGIBLE], check [ILLEGIBLE] and insert principal out-of-state address above.

5.   Counties in which business will be conducted under assumed name.

     [ ]  All counties
     [ ]  If not all, circle which counties below

Albany       [ILLEGIBLE]   [ILLEGIBLE]   [ILLEGIBLE]   New York City  [ILLEGIBLE]  [ILLEGIBLE]     Schuylar     [ILLEGIBLE]
Allegheny    [ILLEGIBLE]   Franklin      [ILLEGIBLE]   Bronx          [ILLEGIBLE]  [ILLEGIBLE]     Seneca       [ILLEGIBLE]
[ILLEGIBLE]  Columbus      [ILLEGIBLE]   [ILLEGIBLE]   Kings          Ontario      Rockford        [ILLEGIBLE]  Washington
[ILLEGIBLE]  [ILLEGIBLE]   [ILLEGIBLE]   [ILLEGIBLE]   New York       Orange       St. Lawrence    Suffolk*     [ILLEGIBLE]
[ILLEGIBLE]  Delaware      [ILLEGIBLE]   [ILLEGIBLE]   Queens*        [ILLEGIBLE]  [ILLEGIBLE]     [ILLEGIBLE]  [ILLEGIBLE]
[ILLEGIBLE]  Duchess       [ILLEGIBLE]   [ILLEGIBLE]   Richmond       [ILLEGIBLE]  Schennectady    [ILLEGIBLE]  Wyoming
[ILLEGIBLE]  Erie          [ILLEGIBLE]   [ILLEGIBLE]*  Niagara        [ILLEGIBLE]  [ILLEGIBLE]     Tompkins     [ILLEGIBLE]

          *[AN ASTERISK INDICATES CIRCLED COUNTIES IN PRINTED MATERIAL]

6. The address of each business within New York State where business is or will be conducted under assumed name - list on reverse. If a business location in New York State, check box [ ].


          Corporate officer signature /s/ [ILLEGIBLE]
                                      ------------------------------------------

          Type name and office  Seth D. Hulkower, Executive Director Equivalent to Vice President
                                ------------------------------------------------

                       ACKNOWLEDGEMENT (Must be completed)

State of New York                     County of New York  ss.:


     On May 28 1998 before me personally come Seth Hulkower to me known, who being by me duly sworn, did depose and say that he/she is the Executive Director of Long Island Lighting Company the corporation described in the foregoing certification, and acknowledges that he/she executed the same by order of the Board of Directors of such corporation.


                                        /s/ Lauren Solinando
                                        ----------------------------------------
        Lauren Solinando
Notary Public, State of New York
         No. [ILLEGIBLE]
  Qualified in Suffolk County
Commission Expires March 20, 2000


================================================================================
                                                For Department of State use only
Filer's name Intercounty Clearance Corporation  Date Filed______________________
                                                --------------------------------


Filer's address   440 Ninth Avenue      New York        NY          10001
                  No. and Street        City            State       Zip Code

================================================================================

                                                               Intercountry - 18

510 Park Avenue                         655 Mill Rose
No. and Street                          No. and Street

West Babylon,       New York            Bewlett,            New York
City                State               City                State

11704               Suffolk             11357               Nassau
Zip Code            County              Zip Code            County
================================================================================

2400 Sunrise Highway                    175 Last Old Country Road
No. and Street                          No. and Street

Bellmore            New York            Hicksville,         New York
City                State               City                State

11701               Suffolk             11801               Nassau
Zip Code            County              Zip Code            County
================================================================================

1650 Islip Avenue                       1800 Old Walt Whitman Road
No. and Street                          No. and Street

Brentwood,          New York            Mellville,          New York
City                State               City                State

11717               Suffolk             11747               Suffolk
Zip Code            County              Zip Code            County
================================================================================

Montauk Highway                         250 Old Country Road
No. and Street                          No. and Street

Bridgehampton,      New York            Mineola,            New York
City                State               City                State

11932               Suffolk             11501               Nassau
Zip Code            County              Zip Code            County
================================================================================

2045 Route 112                          460 East Main Street
No. and Street                          No. and Street

Garden City,        New York            Patchogue,          New York
City                State               City                State

11727               Suffolk             11772               Suffolk
Zip Code            County              Zip Code            County
================================================================================

600 Stewart Avenue                      600 Doctor's Path
No. and Street                          No. and Street

Garden City,        New York            Riverhead,          New York
City                State               City                State

11530               Nassau              11901               Nassau
Zip Code            County              Zip Code            County
================================================================================


                       Use continuation sheet if necessary
                                    [ILLEGIBLE]

                                      STATE OF NEW YORK              26E-72
                                      DEPARTMENT OF STATE            JJW
                                      FILED

                                      AMT. OF CHECK $ 205
                                      FILING FEE $ 25
                                      TAX $
                                      COUNTY FEE $150 INTERCOUNTY - 18
                                      3 COPY $30
                                      CERT $
                                      SPEC HANDLE $
                                      BY:     JJW